UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On June 25, 2013, Yahoo! Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the election of directors and the other proposals described in the Company’s Proxy Statement as filed on Schedule 14A on April 30, 2013. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted on are set forth below.

1. Election of Directors. At the Annual Meeting, the shareholders elected each director nominee to the Board of Directors by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Hayes	762,938,923	1,433,686	972,162	126,373,804
Susan M. James	762,753,673	1,640,353	950,745	126,373,804
Max R. Levchin	762,397,267	1,486,834	1,460,670	126,373,804
Peter Liguori	751,398,717	12,935,485	1,010,569	126,373,804
Daniel S. Loeb	741,362,449	23,059,980	922,342	126,373,804
Marissa A. Mayer	762,657,863	1,851,200	835,708	126,373,804
Thomas J. McInerney	762,900,477	1,448,831	995,464	126,373,804
Maynard G. Webb, Jr.	762,735,614	1,587,153	1,022,005	126,373,804
Harry J. Wilson	736,458,136	24,580,261	4,306,375	126,373,804
Michael J. Wolf	741,371,735	23,007,220	965,817	126,373,804

2. Advisory Vote on Executive Compensation. The shareholders approved, on an advisory, non-binding basis, the Company’s executive compensation by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
709,713,096	48,166,711	7,463,472	126,375,297

3. Ratification of Independent Auditors. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
884,242,825	5,580,481	1,895,270	0

4. Shareholder Proposal Regarding Social Responsibility Report. The shareholders did not approve a shareholder proposal regarding a social responsibility report by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,160,392	409,410,413	165,772,474	126,375,297

5. Shareholder Proposal Regarding Political Disclosure and Accountability. The shareholders did not approve a shareholder proposal regarding political disclosure and accountability by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
239,260,397	387,452,174	138,632,201	126,373,804

All vote counts above have been rounded to the nearest whole share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.
(Registrant)

By:	/s/ Ronald S. Bell
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

Date: June 27, 2013